UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
iShares Developed Real Estate Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 1/31/2023

Date of reporting period: 1/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2023

2023 Annual Report

BlackRock FundsSM

•	iShares Developed Real Estate Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended January 31, 2023, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the second half of the year, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the period as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strong U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and higher interest rates led to rising borrowing costs for corporate issuers.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth slowed in the last year, we believe that taming inflation requires a more substantial decline that lowers demand to a level more in line with the economy’s productive capacity. Although the Fed has decelerated the pace of interest rate hikes, it still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

While we favor an overweight to equities in the long-term, several factors lead us to take an underweight stance on equities overall in the near term. We believe that higher input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, while the market’s concerns over excessive rate hikes could remain until the Fed indicates that its tightening cycle has ended. Nevertheless, we see opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(0.44)%	(8.22)%

U.S. small cap equities (Russell 2000® Index)	3.25	(3.38)

International equities (MSCI Europe, Australasia, Far East Index)	9.52	(2.83)

Emerging market equities (MSCI Emerging Markets Index)	4.92	(12.12)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.58	1.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.60)	(11.62)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.37)	(8.36)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.73	(3.25)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.46	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of January 31, 2023	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended January 31, 2023, the Fund’s Institutional Shares returned (12.88)%, Investor A Shares returned (13.12)% and Class K Shares returned (12.79)%. The benchmark FTSE EPRA Nareit Developed Index returned (13.38)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

As developed markets started recovering from the Omicron Variant, investors’ attention shifted to rising inflation rates, the spike in commodity prices, and the financial and economic implications of the Russian invasion of Ukraine. Those concerns dampened investors’ sentiment and market performance over the first quarter of 2022.

In response to rising inflation rates, the European Central Bank (“ECB”) announced their plan to end bond purchasing by the end of September 2022. Annual inflation in the eurozone rose from 5.9% in February 2022 to 7.5% in March 2022, fueled by increasing commodity prices. In the United Kingdom, the Bank of England (“BoE”) raised the interest rate by 0.5% over the quarter on top of an additional 0.15% raise in December 2021. The U.K. equity market proved more resilient than its developed markets peers, supported by its exposure to Energy and Materials.

In Japan, the manufacturing sector continued to suffer from supply chain disruption and the semiconductor shortage. The yen weakened and reached a six-year low against the U.S. dollar in March 2022.

During the second quarter of 2022, rising inflation and recession fears weighed down on developed markets performance. Global geopolitical tension intensified as the war in Ukraine continued with no sign of resolution. European countries were directly impacted by the reduction in gas supply from Russia and increased gas prices — peaking in the first half of June 2022 and driving inflation higher. Germany announced its energy emergency plan to prioritize industrial users with the allocation of gas supply. Similarly, the United Kingdom unveiled its new measures to help households facing larger energy bills in the upcoming fall.

As a result of the ongoing elevated inflation, the BoE raised the U.K. base rate to 1.25% in June 2022. Meanwhile, the ECB indicated a first-rate hike would likely be in July 2022, along with an end to the asset purchase plan early in Q3 2022. In Japan, the yen weakened against the U.S. dollar breaching the 130 level for the first time in the last two decades as the Bank of Japan (“BoJ”) kept its accommodative monetary policy unchanged.

Developed equity markets came under downward pressure over the third quarter of 2022 as recession fears remained elevated. Central banks’ continued hawkish tone on bringing inflation rates down, despite inherent risk to the growth outlook, weighed down on both equity and bond markets. The energy crisis in Europe intensified worries over supply and high costs.

In the Eurozone, recession loomed amid the intensifying energy crisis. This increased geopolitical tension and weakened the euro, which dropped to parity with the U.S. dollar for the first time since the 1980’s. Inflation continued to rise particularly in the form of high gas and electricity prices. The ECB hiked policy rates by 0.75% in September 2022 with an expectation to bring the rates to 2% by year end.

The BoE used further tightening to contain inflation, even though a recession was expected to start during the fourth quarter. U.K. markets reacted negatively to the fiscal policy announced by the newly formed government.

The Japanese yen depreciated over the third quarter as the BoJ kept the policy rate unchanged. The Ministry of Finance intervened in the currency markets for the first time since 1998 which weighed down on investor sentiment and pushed equities into negative territory.

Ongoing concerns about an economic recession, tighter monetary policy, and geopolitical tension remained elevated over the fourth quarter of 2022. Developed markets posted strong positive gains over the quarter on the back of optimism that inflation rates across developed markets had already peaked, and central banks would slow down the pace of tightening. However, in December 2022 central banks reiterated their plans to further tighten their monetary policy in their battle against high inflation rates.

In Europe, easing inflation pressures and the resolution of the fiscal and political turmoil in the United Kingdom supported the market performance during the fourth quarter. The BoE and the ECB raised interest rates over the fourth quarter to 3.5% and 2.0% respectively.

In Japan, companies reported strong earnings supported by weakened yen against the U.S. dollar. The BoJ surprised the market by loosening its yield curve control by 25 basis points as it dealt with the highest inflation in over 40 years.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the FTSE EPRA Nareit Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of January 31, 2023 (continued)	iShares Developed Real Estate Index Fund

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on August 13, 2015.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA Nareit Developed Index and in depositary receipts representing securities of the FTSE EPRA Nareit Developed Index.

(c)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.

Performance

	Average Annual Total Returns(a)
	1 Year	5 Years	Since Inception(b)
Institutional	(12.88)%	2.19%	3.27%
Investor A	(13.12)	1.91	3.00
Class K	(12.79)	2.27	3.33
FTSE EPRA Nareit Developed Index	(13.38)	1.50	2.74

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period(a)	Beginning Account Value (08/01/22)	Ending Account Value (01/31/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$956.90	$0.89	$1,000.00	$1,024.30	$0.92	0.18%
Investor A	1,000.00	955.00	2.27	1,000.00	1,022.89	2.35	0.46
Class K	1,000.00	956.90	0.69	1,000.00	1,024.50	0.71	0.14

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of January 31, 2023 (continued)	iShares Developed Real Estate Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Prologis, Inc.	7.0%
Equinix, Inc.	4.0
Public Storage	2.8
Realty Income Corp.	2.5
Simon Property Group, Inc.	2.5
Welltower, Inc.	2.1
Digital Realty Trust, Inc.	1.9
VICI Properties, Inc.	1.9
Alexandria Real Estate Equities, Inc.	1.5
AvalonBay Communities, Inc.	1.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	62.6%
Japan	9.9
Hong Kong	4.7
United Kingdom	4.0
Australia	3.8
Singapore	3.6
Canada	2.9
Germany	1.9
Sweden	1.7
France	1.4
Switzerland	1.1
Belgium	1.1
Other#	1.6
Liabilities in Excess of Other Assets	(0.3)

#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance	iShares Developed Real Estate Index Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments January 31, 2023	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Equity Real Estate Investment Trusts (REITs) — 84.9%
Abacus Property Group	698,518	$1,384,166
ABRDN Property Income Trust Ltd.	517,957	421,452
Acadia Realty Trust	109,526	1,700,939
Activia Properties, Inc.	1,006	3,012,618
Advance Logistics Investment Corp.	925	995,001
Advance Residence Investment Corp.	1,772	4,328,572
Aedifica SA	55,757	4,892,789
AEON REIT Investment Corp.	2,377	2,627,133
Agree Realty Corp.	119,162	8,893,060
AIMS APAC REIT(a)	803,800	840,806
Alexander & Baldwin, Inc.	101,249	2,027,005
Alexandria Real Estate Equities, Inc.	224,246	36,045,302
Allied Properties Real Estate Investment Trust	175,715	3,919,598
American Assets Trust, Inc.	67,273	1,914,590
American Homes 4 Rent, Class A	426,668	14,630,446
Americold Realty Trust, Inc.	373,536	11,732,766
Apartment Income REIT Corp.	206,568	7,903,292
Apartment Investment & Management Co., Class A	203,669	1,529,554
Apple Hospitality REIT, Inc.	298,560	5,293,469
Arena REIT	441,240	1,170,508
Argosy Property Ltd.	1,193,335	889,278
Armada Hoffler Properties, Inc.	92,739	1,175,931
Artis Real Estate Investment Trust	115,418	824,074
Ascencio	8,010	472,848
Assura PLC	4,082,489	2,805,950
AvalonBay Communities, Inc.	193,353	34,308,556
Balanced Commercial Property Trust Ltd.	757,704	741,703
Big Yellow Group PLC	238,047	3,550,518
Boardwalk Real Estate Investment Trust	52,254	2,207,899
Boston Properties, Inc.	217,073	16,180,621
Brandywine Realty Trust	218,615	1,434,114
British Land Co. PLC	1,282,594	7,019,472
Brixmor Property Group, Inc.	411,488	9,682,313
Broadstone Net Lease, Inc.	239,320	4,334,085
BWP Trust	690,816	1,921,659
Camden Property Trust	143,522	17,683,346
Canadian Apartment Properties REIT	237,109	8,767,625
Capital & Counties Properties PLC	996,285	1,412,510
CapitaLand Ascendas REIT	4,703,959	10,351,674
CapitaLand Ascott Trust	2,688,200	2,278,881
CapitaLand Integrated Commercial Trust	6,975,639	11,413,076
CareTrust REIT, Inc.	134,658	2,790,114
Carmila SA	78,214	1,180,569
CDL Hospitality Trusts(a)	1,243,654	1,283,305
Centerspace	21,626	1,462,350
Centuria Industrial REIT	753,047	1,790,509
Centuria Office REIT	672,943	763,997
Champion REIT	2,834,000	1,256,436
Charter Hall Long Wale REIT	896,468	2,901,171
Charter Hall Retail REIT	694,526	1,972,315
Charter Hall Social Infrastructure REIT	455,265	1,123,418
Choice Properties Real Estate Investment Trust	360,291	4,053,629
Civitas Social Housing PLC	822,128	578,902
CLS Holdings PLC	253,493	465,653
Cofinimmo SA	44,631	4,059,596
Comforia Residential REIT, Inc.	919	2,041,972
Community Healthcare Trust, Inc.	32,057	1,374,604
Corporate Office Properties Trust(a)	156,356	4,388,913
Cousins Properties, Inc.	209,700	5,749,974
Covivio	69,741	4,787,326

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CRE Logistics REIT, Inc.	711	$966,744
Crombie Real Estate Investment Trust	141,726	1,759,658
Cromwell European Real Estate Investment Trust	467,100	817,571
Cromwell Property Group	1,924,927	989,044
CT Property Trust Ltd.	377,996	332,231
CubeSmart	310,344	14,210,652
Custodian Property Income Reit PLC	605,600	680,912
Daiwa House REIT Investment Corp.	2,949	6,416,239
Daiwa Office Investment Corp.	363	1,709,368
Daiwa Securities Living Investments Corp.	2,879	2,408,878
Derwent London PLC	154,545	4,929,943
Dexus	1,492,669	8,654,582
Dexus Industria REIT	321,354	702,307
DiamondRock Hospitality Co.	279,941	2,695,832
Digital Realty Trust, Inc.	397,161	45,522,594
Douglas Emmett, Inc.	234,920	3,934,910
Dream Industrial Real Estate Investment Trust	338,630	3,563,053
Easterly Government Properties, Inc.	126,452	2,053,580
EastGroup Properties, Inc.	56,719	9,542,972
Elme Communities	119,169	2,288,045
Empire State Realty Trust, Inc., Class A(a)	176,790	1,474,429
Empiric Student Property PLC	861,429	928,199
EPR Properties	103,369	4,391,115
Equinix, Inc.	127,947	94,441,519
Equity Commonwealth	146,114	3,728,829
Equity LifeStyle Properties, Inc.	246,139	17,667,857
Equity Residential	512,633	32,629,090
ESR-LOGOS REIT(a)	7,318,235	2,124,494
Essential Properties Realty Trust, Inc.	192,324	4,900,416
Essex Property Trust, Inc.	90,035	20,354,212
Eurocommercial Properties NV	71,225	1,783,545
Extra Space Storage, Inc.	183,410	28,947,600
Far East Hospitality Trust(a)	1,449,600	741,070
Federal Realty Investment Trust	111,486	12,434,034
First Capital Real Estate Investment Trust	292,036	3,939,759
First Industrial Realty Trust, Inc.	181,624	9,689,640
Fortune Real Estate Investment Trust	1,984,000	1,717,022
Four Corners Property Trust, Inc.	116,894	3,361,871
Frasers Centrepoint Trust	1,523,105	2,582,257
Frasers Logistics & Commercial Trust(a)	3,900,300	3,754,016
Frontier Real Estate Investment Corp.	683	2,633,775
Fukuoka REIT Corp.	1,026	1,319,443
Gaming & Leisure Properties, Inc.	338,282	18,118,384
Gecina SA	71,394	8,456,594
Getty Realty Corp.(a)	51,832	1,888,240
Global Net Lease, Inc.	148,423	2,218,924
Global One Real Estate Investment Corp.	1,400	1,156,056
GLP J-REIT	6,180	6,993,045
Goodman Property Trust	1,512,243	2,015,349
GPT Group	2,649,750	8,589,259
Granite Real Estate Investment Trust	82,437	5,045,165
Great Portland Estates PLC	298,599	2,096,487
Growthpoint Properties Australia Ltd.	402,367	929,390
H&R Real Estate Investment Trust	367,614	3,594,497
Hamborner REIT AG	95,631	748,496
Hammerson PLC	5,500,613	1,820,135
Hankyu Hanshin REIT, Inc.	924	1,018,817
Health Care & Medical Investment Corp.	457	569,350
Healthcare Realty Trust, Inc.	527,099	11,348,441
Healthpeak Properties, Inc.	746,800	20,522,064
Heiwa Real Estate REIT, Inc.	1,302	1,514,236
Highwoods Properties, Inc.	143,144	4,347,283

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) January 31, 2023	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Home Invest Belgium SA	12,696	$272,957
Home Reit PLC(b)	1,048,527	491,863
HomeCo Daily Needs REIT	2,376,326	2,280,948
Hoshino Resorts REIT, Inc.	360	2,062,425
Host Hotels & Resorts, Inc.	979,794	18,469,117
Hotel Property Investments Ltd.	259,716	645,350
Hudson Pacific Properties, Inc.	187,546	2,136,149
Hulic REIT, Inc.	1,743	2,083,342
ICADE	46,588	2,212,939
Ichigo Office REIT Investment Corp.	1,711	1,119,997
Immobiliare Grande Distribuzione SIIQ SpA	88,873	274,879
Impact Healthcare REIT PLC	421,539	540,482
Independence Realty Trust, Inc.	312,184	5,878,425
Industrial & Infrastructure Fund Investment Corp.	2,663	2,951,242
Ingenia Communities Group	510,554	1,681,396
Inmobiliaria Colonial Socimi SA	471,321	3,437,700
Innovative Industrial Properties, Inc.	38,317	3,440,100
InterRent Real Estate Investment Trust	177,771	1,925,279
Intervest Offices & Warehouses NV	33,696	736,316
InvenTrust Properties Corp.	92,663	2,304,529
Invincible Investment Corp.	6,855	2,923,461
Invitation Homes, Inc.	844,725	27,453,562
Irish Residential Properties REIT PLC	656,178	816,373
Japan Excellent, Inc.	1,776	1,694,767
Japan Hotel REIT Investment Corp.	6,294	3,988,420
Japan Logistics Fund, Inc.	1,246	2,841,181
Japan Metropolitan Fund Invest	9,495	7,340,433
Japan Prime Realty Investment Corp.	1,261	3,420,875
Japan Real Estate Investment Corp.	1,795	7,696,045
JBG SMITH Properties	149,593	3,012,803
Kenedix Office Investment Corp.	1,058	2,513,345
Kenedix Residential Next Investment Corp.	1,452	2,164,155
Kenedix Retail REIT Corp.	838	1,571,145
Keppel DC REIT(a)	1,735,691	2,705,361
Keppel Pacific Oak U.S. REIT	1,218,200	652,713
Keppel REIT	3,000,200	2,211,203
Killam Apartment Real Estate Investment Trust	154,554	2,137,307
Kilroy Realty Corp.	160,580	6,590,203
Kimco Realty Corp.	835,953	18,775,504
Kite Realty Group Trust	299,622	6,501,797
Kiwi Property Group Ltd.	2,164,631	1,337,701
Klepierre SA	259,772	6,593,104
Land Securities Group PLC	1,023,252	8,964,512
Lar Espana Real Estate Socimi SA	80,137	399,885
LaSalle Logiport REIT	2,439	2,955,101
Lendlease Global Commercial REIT(a)	2,443,756	1,353,364
Life Storage, Inc.	116,865	12,626,095
Link REIT	2,909,401	23,287,894
LondonMetric Property PLC	1,309,969	3,052,311
LTC Properties, Inc.	56,112	2,140,673
LXI REIT PLC	2,086,632	2,904,459
LXP Industrial Trust	378,036	4,366,316
Macerich Co.	294,696	4,049,123
Manulife U.S. Real Estate Investment Trust	2,099,800	694,660
Mapletree Industrial Trust	2,612,410	4,747,668
Mapletree Logistics Trust(a)	4,366,609	5,645,117
Mapletree Pan Asia Commercial Trust	3,153,047	4,387,221
Medical Properties Trust, Inc.	824,627	10,678,920
Mercialys SA	123,150	1,367,681
Merlin Properties Socimi SA	469,033	4,583,707
Mid-America Apartment Communities, Inc.	158,916	26,494,476
Mirai Corp.	2,189	739,185
Mirvac Group	5,462,841	8,825,811

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Mitsubishi Estate Logistics REIT Investment Corp.	671	$2,109,158
Mitsui Fudosan Logistics Park, Inc.	733	2,558,216
Montea NV	19,319	1,550,444
Mori Hills REIT Investment Corp.	2,148	2,440,852
Mori Trust Sogo REIT, Inc.	1,351	1,524,582
National Health Investors, Inc.	57,143	3,361,723
National Retail Properties, Inc.	247,278	11,708,613
National Storage Affiliates Trust	118,496	4,834,637
National Storage REIT	1,608,644	2,647,405
Necessity Retail REIT, Inc.	181,199	1,237,589
NETSTREIT Corp.(a)	75,590	1,521,627
NewRiver REIT PLC	398,429	431,765
NexPoint Residential Trust, Inc.	31,108	1,570,954
Nextensa SA	7,011	365,857
Nippon Accommodations Fund, Inc.	636	2,854,636
Nippon Building Fund, Inc.	2,129	9,304,502
Nippon Prologis REIT, Inc.	3,195	7,249,905
Nippon REIT Investment Corp.	588	1,497,340
Nomura Real Estate Master Fund, Inc.	6,198	7,248,343
NorthWest Healthcare Properties Real Estate
Investment Trust	297,485	2,251,455
NSI NV	24,383	636,192
NTT UD REIT Investment Corp.	1,886	1,923,499
Office Properties Income Trust	67,840	1,164,134
Omega Healthcare Investors, Inc.	327,329	9,636,566
One REIT, Inc.	347	657,751
Orion Office REIT, Inc.	80,269	774,596
Orix JREIT, Inc.	3,684	5,068,679
OUE Commercial Real Estate Investment Trust	3,055,700	815,729
PARAGON REIT	1,572,015	1,168,065
Paramount Group, Inc.	269,877	1,740,707
Park Hotels & Resorts, Inc.	306,351	4,506,423
Parkway Life Real Estate Investment Trust	542,000	1,677,530
Pebblebrook Hotel Trust(a)	181,274	2,972,894
Phillips Edison & Co., Inc.	160,292	5,372,988
Physicians Realty Trust	312,921	4,962,927
Picton Property Income Ltd.	727,847	690,941
Piedmont Office Realty Trust, Inc., Class A	166,176	1,761,466
Precinct Properties New Zealand Ltd.	1,812,990	1,473,446
Primaris Real Estate Investment Trust	136,768	1,569,612
Primary Health Properties PLC	1,816,789	2,517,132
Prime U.S. REIT	971,400	506,333
Prologis, Inc.	1,275,456	164,890,952
Prosperity REIT	1,875,000	545,516
PRS REIT PLC	675,885	758,271
Public Storage	216,470	65,880,480
Realty Income Corp.	868,848	58,933,960
Regency Centers Corp.	237,585	15,830,289
Region RE Ltd.	1,597,259	3,064,971
Regional REIT Ltd.(c)	686,480	502,718
Residential Secure Income PLC(c)	241,637	234,151
Retail Estates NV	15,375	1,061,418
Retail Opportunity Investments Corp.	164,911	2,610,541
Rexford Industrial Realty, Inc.	254,390	16,146,133
RioCan Real Estate Investment Trust	419,283	7,272,971
RLJ Lodging Trust	224,625	2,823,536
RPT Realty	115,590	1,211,383
Ryman Hospitality Properties, Inc.(a)	74,813	6,949,380
Sabra Health Care REIT, Inc.	314,840	4,250,340
Safehold, Inc.	38,804	1,356,588
Safestore Holdings PLC	288,777	3,595,762
Samty Residential Investment Corp.	616	516,513
Sankei Real Estate, Inc.	723	492,404

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) January 31, 2023	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Scentre Group	7,198,145	$15,618,580
Schroder Real Estate Investment Trust Ltd.	745,536	432,287
Segro PLC	1,664,436	17,133,021
Sekisui House REIT, Inc.	5,611	3,067,330
Service Properties Trust	225,726	2,011,219
Shaftesbury PLC	257,480	1,254,023
Simon Property Group, Inc.	451,595	58,011,894
SITE Centers Corp.	265,900	3,629,535
SL Green Realty Corp.	87,725	3,609,884
SmartCentres Real Estate Investment Trust	178,518	3,783,554
SOSiLA Logistics REIT, Inc.	976	971,536
Spirit Realty Capital, Inc.	192,973	8,467,655
STAG Industrial, Inc.	248,669	8,852,616
Star Asia Investment Corp.	2,235	906,693
Starhill Global REIT(a)	2,030,700	883,342
Starts Proceed Investment Corp.	338	592,244
Stockland	3,297,575	9,214,306
STORE Capital Corp.	353,362	11,381,790
Stride Property Group	715,830	643,170
Summit Hotel Properties, Inc.	145,220	1,237,274
Summit Industrial Income REIT	248,664	4,276,000
Sun Communities, Inc.	168,515	26,433,263
Sunlight Real Estate Investment Trust	1,651,000	731,068
Sunstone Hotel Investors, Inc.	289,567	3,182,341
Suntec Real Estate Investment Trust(a)	2,845,700	3,042,458
Supermarket Income Reit PLC	1,686,116	2,003,122
Takara Leben Real Estate Investment Corp.	776	581,747
Tanger Factory Outlet Centers, Inc.	138,514	2,647,003
Target Healthcare REIT PLC	847,441	846,261
Terreno Realty Corp.	102,340	6,593,766
Tokyu REIT, Inc.	1,262	1,901,612
Triple Point Social Housing REIT PLC(c)	508,095	312,263
Tritax Big Box REIT PLC	2,573,424	4,958,387
UDR, Inc.	448,124	19,085,601
UK Commercial Property REIT Ltd.(a)	1,062,773	759,666
Unibail-Rodamco-Westfield(a)(d)	143,696	9,299,327
UNITE Group PLC	447,288	5,510,198
United Urban Investment Corp.	4,085	4,648,328
Universal Health Realty Income Trust	18,886	1,035,142
Urban Edge Properties	155,427	2,447,975
Urban Logistics REIT PLC	662,694	1,172,398
Vastned Retail NV	22,563	520,023
Ventas, Inc.	552,635	28,632,019
Veris Residential, Inc.(d)	123,500	2,136,550
VICI Properties, Inc.	1,331,647	45,515,694
Vicinity Ltd.	5,219,622	7,636,517
Vital Healthcare Property Trust	705,445	1,090,868
Vornado Realty Trust	244,333	5,959,282
Warehouse Reit PLC	599,823	782,382
Warehouses De Pauw CVA	216,723	6,872,694
Waypoint REIT Ltd.	1,007,877	1,990,103
Welltower, Inc.	654,903	49,143,921
Wereldhave NV	59,316	891,037
Workspace Group PLC	209,133	1,302,039
WP Carey, Inc.	285,394	24,409,749
Xenia Hotels & Resorts, Inc.	152,977	2,279,357
Xior Student Housing NV	38,479	1,292,786

		1,988,028,933

Health Care Providers & Services — 0.1%
Chartwell Retirement Residences	321,354	2,369,308

Security	Shares	Value

Household Durables — 0.6%
Sekisui House Ltd.	759,700	$14,357,768

Real Estate Management & Development — 13.5%
Abrdn European Logistics Income PLC(c)	502,566	445,484
ADLER Group SA(a)(c)(d)	150,551	228,649
Aeon Mall Co. Ltd.	167,600	2,360,687
Allreal Holding AG	20,584	3,528,012
Amot Investments Ltd.	245,769	1,442,502
Aroundtown SA(a)	957,500	2,665,872
Atrium Ljungberg AB, B Shares	63,195	1,129,783
Azrieli Group Ltd.	50,671	3,263,851
CA Immobilien Anlagen AG	60,227	1,878,377
Capitaland Investment Ltd.	3,520,800	10,666,652
Castellum AB	354,226	4,860,359
Catena AB	41,661	1,742,930
Cibus Nordic Real Estate AB	68,787	975,095
City Developments Ltd.	645,200	4,094,973
Citycon OYJ	99,959	753,290
CK Asset Holdings Ltd.	2,681,500	17,144,195
Corem Property Group AB, B Shares	944,296	864,495
Deutsche EuroShop AG	16,628	392,826
Deutsche Wohnen SE	70,491	1,664,951
Dios Fastigheter AB	127,625	972,541
Entra ASA(c)	76,267	902,092
Fabege AB	346,531	3,275,132
Fastighets AB Balder, B Shares(d)	831,017	4,281,600
Grainger PLC	991,991	3,174,845
Grand City Properties SA	132,661	1,413,923
Heiwa Real Estate Co. Ltd.	46,500	1,330,370
Helical PLC	147,028	652,548
Hiag Immobilien Holding AG	4,695	423,601
Hongkong Land Holdings Ltd.	1,531,100	7,485,200
Hufvudstaden AB, A Shares	146,912	2,212,517
Hulic Co. Ltd.	564,000	4,635,960
Hysan Development Co. Ltd.	824,000	2,772,303
Intershop Holding AG	1,601	1,073,915
Kennedy-Wilson Holdings, Inc.	161,371	2,885,314
Kojamo OYJ	270,199	4,148,802
LEG Immobilien SE	102,786	8,035,201
Lifestyle Communities Ltd.	129,197	1,801,172
Mitsubishi Estate Co. Ltd.	1,560,800	20,061,146
Mitsui Fudosan Co. Ltd.	1,259,500	23,607,617
Mobimo Holding AG	10,105	2,598,418
Neobo Fastigheter AB(a)(d)	153,482	286,928
New World Development Co. Ltd.(a)	1,922,507	5,746,186
Nomura Real Estate Holdings, Inc.	151,400	3,336,923
NP3 Fastigheter AB(a)	39,105	863,531
Nyfosa AB	260,584	2,272,264
Pandox AB(d)	123,094	1,694,748
Peach Property Group AG(a)	18,806	407,056
Phoenix Spree Deutschland Ltd.	139,779	406,074
Platzer Fastigheter Holding AB, Class B	73,218	642,302
PSP Swiss Property AG, Registered Shares	62,652	7,810,430
Sagax AB, Class B	237,070	5,897,116
Samhallsbyggnadsbolaget i Norden AB	1,534,837	2,803,981
Shurgard Self Storage SA(a)	35,484	1,712,250
Sino Land Co. Ltd.	4,937,405	6,416,045
Sirius Real Estate Ltd.	1,514,899	1,578,158
Stendorren Fastigheter AB(a)(d)	18,068	339,914
StorageVault Canada, Inc.(a)	341,362	1,649,662
Sumitomo Realty & Development Co. Ltd.	543,900	13,258,719

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) January 31, 2023	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Sun Hung Kai Properties Ltd.	1,954,500	$27,717,977
Swire Properties Ltd.	1,433,200	4,028,089
Swiss Prime Site AG, Registered Shares	105,196	9,373,830
TAG Immobilien AG	218,440	1,870,686
Tokyo Tatemono Co. Ltd.	272,700	3,380,800
Tricon Residential, Inc.	336,946	2,924,900
Tritax EuroBox PLC(c)	1,050,897	872,855
UOL Group Ltd.	671,200	3,581,232
VGP NV	14,601	1,458,949
Vonovia SE	981,064	27,713,002
Wallenstam AB, B Shares	464,571	2,132,687
Wharf Real Estate Investment Co. Ltd.	2,136,000	12,227,880
Wihlborgs Fastigheter AB	369,969	3,045,999

		315,298,373

Total Long-Term Investments — 99.1% (Cost: $2,156,378,523)		2,320,054,382

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.56%(e)(f)(g)	17,070,586	17,080,829
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(e)(f)	11,345,597	11,345,597

Total Short-Term Securities — 1.2% (Cost: $28,419,563)		28,426,426

Total Investments — 100.3% (Cost: $2,184,798,086)		2,348,480,808

Liabilities in Excess of Other Assets — (0.3)%		(6,224,406)

Net Assets — 100.0%		$2,342,256,402

(a)	All or a portion of this security is on loan.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$13,668,862	$3,407,309	(a)	$—		$(2,205)	$6,863	$17,080,829	17,070,586	$380,332	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,420,540	—		(3,074,943	)(a)	—	—	11,345,597	11,345,597	264,405		—

						$(2,205)	$6,863	$28,426,426		$644,737		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) January 31, 2023	iShares Developed Real Estate Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	20	03/09/23	$2,110	$92,839
SPI 200 Index	19	03/16/23	2,505	98,247
Dow Jones U.S. Real Estate Index	510	03/17/23	18,380	1,299,709

				$1,490,795

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,490,795	$—	$—	$—	$1,490,795

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(3,313,821)	$—	$—	$—	$(3,313,821)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,986,014	$—	$—	$—	$1,986,014

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$22,810,431

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Equity Real Estate Investment Trusts (REITs)	$1,518,853,408	$468,683,662	$491,863	$1,988,028,933
Health Care Providers & Services	2,369,308	—	—	2,369,308

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) January 31, 2023	iShares Developed Real Estate Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Household Durables	$—	$14,357,768	$—	$14,357,768
Real Estate Management & Development	13,734,512	301,563,861	—	315,298,373
Short-Term Securities
Money Market Funds	28,426,426	—	—	28,426,426

	$1,563,383,654	$784,605,291	$491,863	$2,348,480,808

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,299,709	$191,086	$—	$1,490,795

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Statement of Assets and Liabilities

January 31, 2023

iShares Developed Real Estate Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,320,054,382
Investments, at value — affiliated(c)	28,426,426
Cash pledged for futures contracts	2,012,000
Foreign currency, at value(d)	5,063,262
Receivables:
Securities lending income — affiliated	25,657
Capital shares sold	158,032
Dividends — unaffiliated	4,528,661
Dividends — affiliated	42,793
Variation margin on futures contracts	363,180
Prepaid expenses	33,939

Total assets	2,360,708,332

LIABILITIES
Collateral on securities loaned	17,118,659
Payables:
Accounting services fees	2,256
Capital shares redeemed	945,959
Custodian fees	33,605
Investment advisory fees	228,256
Trustees’ and Officer’s fees	3,795
Other accrued expenses	35,154
Professional fees	58,327
Transfer agent fees	25,919

Total liabilities	18,451,930

NET ASSETS	$2,342,256,402

NET ASSETS CONSIST OF
Paid-in capital	$2,265,298,299
Accumulated earnings	76,958,103

NET ASSETS	$2,342,256,402

(a) Investments, at cost — unaffiliated	$2,156,378,523
(b) Securities loaned, at value	$16,397,400
(c) Investments, at cost — affiliated	$28,419,563
(d) Foreign currency, at cost	$5,007,379

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

January 31, 2023

iShares Developed Real Estate Index Fund

NET ASSET VALUE

Institutional
Net assets	$34,705,872

Shares outstanding	3,564,667

Net asset value	$9.74

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$2,718,501

Shares outstanding	279,816

Net asset value	$9.72

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$2,304,832,029

Shares outstanding	237,209,577

Net asset value	$9.72

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statement of Operations

Year Ended January 31, 2023

iShares Developed Real Estate Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$69,058,733
Dividends — affiliated	264,413
Interest — unaffiliated	33,798
Securities lending income — affiliated — net	380,324
Foreign taxes withheld	(3,184,063)

Total investment income	66,553,205

EXPENSES
Investment advisory	2,630,589
Custodian	129,843
Transfer agent — class specific	85,631
Registration	84,175
Professional	75,757
Printing and postage	25,415
Trustees and Officer	24,009
Accounting services	9,025
Service — class specific	6,921
Miscellaneous	32,960

Total expenses	3,104,325
Less:
Fees waived and/or reimbursed by the Manager	(10,546)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(2,910)

Total expenses after fees waived and/or reimbursed	3,090,869

Net investment income	63,462,336

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(8,469,844)
Investments — affiliated	(2,205)
Foreign currency transactions	(848,773)
Futures contracts	(3,313,821)

(12,634,643)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(343,567,552)
Investments — affiliated	6,863
Foreign currency translations	179,098
Futures contracts	1,986,014

(341,395,577)

Net realized and unrealized loss	(354,030,220)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(290,567,884)

See notes to financial statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Developed Real Estate Index Fund

	Year Ended 01/31/23	Year Ended 01/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$63,462,336	$57,825,489
Net realized gain (loss)	(12,634,643)	43,459,597
Net change in unrealized appreciation (depreciation)	(341,395,577)	329,918,699

Net increase (decrease) in net assets resulting from operations	(290,567,884)	431,203,785

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(409,149)	(2,012,462)
Investor A	(24,575)	(89,097)
Class K	(24,906,662)	(106,016,466)

Decrease in net assets resulting from distributions to shareholders	(25,340,386)	(108,118,025)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	291,796,461	31,607,236

NET ASSETS
Total increase (decrease) in net assets	(24,111,809)	354,692,996
Beginning of year	2,366,368,211	2,011,675,215

End of year	$2,342,256,402	$2,366,368,211

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Financial Highlights

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund

	Institutional

	Year Ended 01/31/23	Year Ended 01/31/22	Year Ended 01/31/21	Year Ended 01/31/20	Year Ended 01/31/19

Net asset value, beginning of year	$11.31	$9.78	$11.08	$10.65	$10.51

Net investment income(a)	0.28	0.26	0.24	0.35	0.36	(b)
Net realized and unrealized gain (loss)	(1.74)	1.77	(1.35)	0.81	0.18

Net increase (decrease) from investment operations	(1.46)	2.03	(1.11)	1.16	0.54

Distributions(c)
From net investment income	(0.11)	(0.43)	(0.16)	(0.72)	(0.40)
From net realized gain	—	(0.07)	(0.03)	(0.01)	(0.00	)(d)

Total distributions	(0.11)	(0.50)	(0.19)	(0.73)	(0.40)

Net asset value, end of year	$9.74	$11.31	$9.78	$11.08	$10.65

Total Return(e)
Based on net asset value	(12.88)%	20.91%	(9.77)%	11.22%	5.41%

Ratios to Average Net Assets(f)
Total expenses	0.19%	0.19%	0.20%	0.21%	0.20	%(g)

Total expenses after fees waived and/or reimbursed	0.19%	0.19%	0.20%	0.21%	0.20%

Net investment income	2.81%	2.34%	2.64%	3.22%	3.50	%(b)

Supplemental Data
Net assets, end of year (000)	$34,706	$40,662	$46,994	$53,799	$38,560

Portfolio turnover rate	9%	20%	7%	19%	23%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Investor A

	Year Ended 01/31/23	Year Ended 01/31/22	Year Ended 01/31/21	Year Ended 01/31/20	Year Ended 01/31/19

Net asset value, beginning of year	$11.29	$9.76	$11.07	$10.64	$10.48

Net investment income(a)	0.25	0.23	0.23	0.34	0.29	(b)
Net realized and unrealized gain (loss)	(1.73)	1.76	(1.37)	0.80	0.22

Net increase (decrease) from investment operations	(1.48)	1.99	(1.14)	1.14	0.51

Distributions(c)
From net investment income	(0.09)	(0.39)	(0.14)	(0.70)	(0.35)
From net realized gain	—	(0.07)	(0.03)	(0.01)	(0.00	)(d)

Total distributions	(0.09)	(0.46)	(0.17)	(0.71)	(0.35)

Net asset value, end of year	$9.72	$11.29	$9.76	$11.07	$10.64

Total Return(e)
Based on net asset value	(13.12)%	20.55%	(10.07)%	10.96%	5.09%

Ratios to Average Net Assets(f)
Total expenses	0.60%	0.59%	0.65%	0.61%	0.62	%(g)

Total expenses after fees waived and/or reimbursed	0.49%	0.49%	0.49%	0.49%	0.49%

Net investment income	2.57%	2.07%	2.51%	3.05%	2.86	%(b)

Supplemental Data
Net assets, end of year (000)	$2,719	$3,081	$1,460	$1,755	$561

Portfolio turnover rate	9%	20%	7%	19%	23%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 35%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Class K

	Year Ended 01/31/23	Year Ended 01/31/22	Year Ended 01/31/21	Year Ended 01/31/20	Year Ended 01/31/19

Net asset value, beginning of year	$11.28	$9.76	$11.06	$10.63	$10.49

Net investment income(a)	0.28	0.27	0.25	0.35	0.36	(b)
Net realized and unrealized gain (loss)	(1.73)	1.76	(1.36)	0.82	0.18

Net increase (decrease) from investment operations	(1.45)	2.03	(1.11)	1.17	0.54

Distributions(c)
From net investment income	(0.11)	(0.44)	(0.16)	(0.73)	(0.40)
From net realized gain	—	(0.07)	(0.03)	(0.01)	(0.00	)(d)

Total distributions	(0.11)	(0.51)	(0.19)	(0.74)	(0.40)

Net asset value, end of year	$9.72	$11.28	$9.76	$11.06	$10.63

Total Return(e)
Based on net asset value	(12.79)%	20.94%	(9.74)%	11.31%	5.48%

Ratios to Average Net Assets(f)
Total expenses	0.14%	0.14%	0.14%	0.15%	0.15	%(g)

Total expenses after fees waived and/or reimbursed	0.14%	0.14%	0.14%	0.15%	0.14%

Net investment income	2.90%	2.42%	2.80%	3.20%	3.53	%(b)

Supplemental Data
Net assets, end of year (000)	$2,304,832	$2,322,625	$1,963,222	$1,689,655	$2,551,691

Portfolio turnover rate	9%	20%	7%	19%	23%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 28%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of January 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)   recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)   future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)   audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
BMO Capital Markets Corp.	$22,456	$(22,456)	$—	$—
BofA Securities, Inc.	4,355	(4,355)	—	—
Citigroup Global Markets, Inc.	3,088,713	(3,088,713)	—	—
Goldman Sachs & Co. LLC	1,563,981	(1,563,981)	—	—
Jefferies LLC	294,024	(294,024)	—	—
Morgan Stanley	9,427,380	(9,427,380)	—	—
Pershing LLC	1,888,240	(1,888,240)	—	—
SG Americas Securities LLC	3,464	(3,464)	—	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
UBS AG	$2,144	$(2,144)	$—	$—
Wells Fargo Bank N.A.	102,643	(102,643)	—	—

	$16,397,400	$(16,397,400)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

The Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees
Investor A	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended January 31, 2023, the following table shows the class specific service fees borne directly by each share class of the Fund:

Investor A
Service fees — class specific	$6,921

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended January 31, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended January 31, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Total
Reimbursed amounts	$110	$1,268	$9,961	$11,339

For the year ended January 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Total
Transfer agent fees — class specific	$20,338	$5,763	$59,530	$85,631

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended January 31, 2023, the amount waived was $10,546.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.29%
Investor A	0.49
Class K	0.24

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statement of Operations. For the year ended January 31, 2023, class specific expense waivers and/or reimbursements are as follows:

Investor A
Transfer agent fees waived and/or reimbursed by the Manager — class specific	$2,910

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 13, 2022, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on August 13, 2022:

Fund Name/Fund Level/Share Class	Expired 08/13/22
iShares Developed Real Estate Index Fund
Fund Level	$1,064
Institutional	—
Investor A	4,295
Class K	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended January 31, 2023, the Fund paid BTC $83,564 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended January 31, 2023, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended January 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
iShares Developed Real Estate Index Fund	$104,085,503	$13,340,533	$(4,222,582)

7.	PURCHASES AND SALES

For the year ended January 31, 2023, purchases and sales of investments, excluding short-term securities, were $552,479,111 and $202,394,664, respectively.

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 01/31/23	Year Ended 01/31/22
iShares Developed Real Estate Index Fund
Ordinary income	$25,340,386	$98,370,514
Long-term capital gains	—	9,747,511

	$25,340,386	$108,118,025

As of January 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
iShares Developed Real Estate Index Fund	$4,926,798	$(4,600,886)	$76,632,191	$76,958,103

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions, the realization for tax purposes of unrealized gains/losses on certain futures and the timing and recognition of partnership income.

As of January 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iShares Developed Real Estate Index Fund	$2,272,084,309	$284,122,850	$(207,535,253)	$76,587,597

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Manager uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 01/31/23		Year Ended 01/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

iShares Developed Real Estate Index Fund
Institutional
Shares sold	1,697,866	$15,644,920	798,051	$8,819,142
Shares issued in reinvestment of distributions	42,883	408,315	180,219	2,012,462
Shares redeemed	(1,771,842)	(16,808,296)	(2,187,255)	(24,280,241)

	(31,093)	$(755,061)	(1,208,985)	$(13,448,637)

Investor A
Shares sold	105,297	$1,029,514	156,443	$1,783,026
Shares issued in reinvestment of distributions	2,502	23,953	7,799	87,475
Shares redeemed	(100,859)	(959,486)	(40,940)	(463,946)

	6,940	$93,981	123,302	$1,406,555

Class K
Shares sold	52,580,629	$498,413,903	27,784,931	$310,740,786
Shares issued in reinvestment of distributions	2,492,612	23,665,227	8,809,992	98,396,917
Shares redeemed	(23,696,358)	(229,621,589)	(31,867,076)	(365,488,385)

	31,376,883	$292,457,541	4,727,847	$43,649,318

	31,352,730	$291,796,461	3,642,164	$31,607,236

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Developed Real Estate Index Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of iShares Developed Real Estate Index Fund of BlackRock FundsSM (the “Fund’’), including the schedule of investments, as of January 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

March 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended January 31, 2023:

Fund Name	Qualified Dividend Income
iShares Developed Real Estate Index Fund	$16,106,469

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended January 31, 2023:

Fund Name	Qualified Business Income
iShares Developed Real Estate Index Fund	$24,196,594

I M P O R T A N T T A X I N F O R M A T I O N	31

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Developed Real Estate Index Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 165 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 165 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 165 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 165 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 165 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 165 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 165 Portfolios	None
Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Chair of the Board, Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee, Arizona Community Foundation since 2022, and Trustee thereof since 2020.	28 RICs consisting of 165 Portfolios	None
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 165 Portfolios	None

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 165 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 267 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 269 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	35

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	37

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVA	Certificaten Van Aandelen (Dutch Certificate)

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-01/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$27,030	$26,010	$44	$207	$16,800	$16,200	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$17,275	$16,407

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: March 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: March 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: March 23, 2023